[EATON VANCE LOGO]      INVESTING                                [PICTURE OF
                        FOR THE                                   PAPER AND
                        21ST                                      PEN]
                        CENTURY-Registration Mark




    ANNUAL REPORT DECEMBER 31, 1999



[PICTURE OF FLAG]              EATON VANCE
                                 BALANCED
                                   FUND


                    GLOBAL MANAGEMENT-GLOBAL DISTRIBUTION




[PICTURE OF STOCK MARKET]

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999
LETTER TO SHAREHOLDERS

                   Eaton Vance Balanced Fund Class A shares had a total
   [Picture]       return of 1.45% during the year ended December 31, 1999.
                   That return was the result of a decrease in net asset
James B. Hawkes    value per share (NAV) from $8.14 on December 31, 1998 to
  President        $7.92 on December 31, 1999, and the reinvestment of
                   $0.200 per share in income dividends and $0.135 per share in capital gains distributions.(1)

Class B shares had a total return of 0.74% for the same period, the result of a decrease in NAV from $13.68 to $13.41, and the reinvestment of $0.235 per share in income dividends and $0.135 per share in capital gains distributions.(1)

Class C shares had a total return of 0.58% for the same period, the result of a decrease in NAV from $13.17 to $12.90, and the reinvestment of $0.210 per share in income dividends and $0.135 per share in capital gains distributions.(1)

A robust economy and tame inflation provided the backdrop for U.S. equity markets in 1999...

The U.S. economy continued to expand strongly in 1999, with gross domestic product rising at an annual pace of 5.8% in the fourth quarter. With unemployment at a 30-year low, consumer confidence remained high, providing a boost to retail activity. Remarkably, the robust economy and ebullient consumer attitudes have not resulted in higher inflation. Continuing global competition, increased productivity, and the enhanced use of technology have generally helped keep inflation pressures in check. The Federal Reserve raised its benchmark Federal Funds rate three times during the year in a preemptive strike against future inflation.

U.S. equity markets, undeterred by interest rate activity, continued to break new ground in 1999, with all major indices reaching record highs. It is notable, however, that the majority of the markets' returns were from a very narrow group of stocks, primarily in the high-flying and volatile technology sector. Bonds, on the other hand, experienced a very poor 1999, as the Fed actions and economic strength kept the bond markets on the defensive for much of the year. Rates on the benchmark 30-year Treasury bond rose nearly 1.90% in 1999, one of the biggest annual increases in recent history.

We believe that such volatility in the stock and bond markets underscores the importance of a diversified and balanced portfolio. We are pleased to announce that as of January 3, 2000, Arieh Coll will be the Portfolio Manager of Balanced Fund. Thomas Faust, who has managed the Fund for more than 6 years, will be focusing on his role as Executive Vice President and Chief Equity Investment Officer of Eaton Vance. On the following pages, Tom and Arieh look back on the past 12 months and discuss what the year ahead may bring.

                                     Sincerely,
                                     /s/ James B. Hawkes
                                     James B. Hawkes
                                     President
                                     February 1, 2000

-------------------------------------------------------------------------------------------
PERFORMANCE (2)                                        Class A       Class B       Class C
-------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------
One Year                                                   1.45%        0.74%         0.58%
Five Years                                                15.57        14.49         13.86
Ten Years                                                 11.37         N.A.          N.A.
Life of Fund+                                             10.14        11.12         10.62

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                                                  -4.42%       -4.16%        -0.40%
Five Years                                                14.22        14.26         13.86
Ten Years                                                 10.71         N.A.          N.A.
Life of Fund+                                             10.04        11.12         10.62

+ Inception Dates -- Class A: 4/01/32; Class B: 11/02/93; Class C: 11/02/93

TEN LARGEST EQUITY HOLDINGS (3)
-----------------------------
Sepracor, Inc.                                             3.1%
Exxon Mobil Corp.                                          3.0
General Motors Corp., Class H                              3.0
Corning, Inc.                                              2.0
American International Group, Inc.                         1.8
Medtronic, Inc.                                            1.7
Circuit City Stores                                        1.7
Warner-Lambert Co.                                         1.7
GTE Corp.                                                  1.6
SBC Communications, Inc.                                   1.6

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges
(CDSC) for Class B and Class C shares. (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2%
- 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. (3) Ten largest equity holdings accounted for 21.2% of the Portfolio's net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


-----------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
-----------------------------------------------------------------------------

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999
MANAGEMENT DISCUSSION

AN INTERVIEW WITH THOMAS E. FAUST JR., EXECUTIVE VICE PRESIDENT & CHIEF EQUITY INVESTMENT OFFICER OF EATON VANCE, AND ARIEH COLL, PORTFOLIO MANAGER OF BALANCED FUND

Q: Tom, let's talk first about the performance of the        [PICTURE]
   stock market in 1999.
                                                            Thomas E. Faust Jr.
A: MR. FAUST: The stock markets performance this year was     Executive Vice
   similar to last year's. 1999 marked an unprecedented         President
   fifth consecutive year of 20%-plus returns for the S&P 500. Again, though, the Index's returns came from a very narrow group of stocks -- 31 stocks accounted for all the appreciation in the S&P 500*; the other 469 stocks were, on balance, flat. Of the 31 top-contributing stocks in the Index, over two-thirds were drawn from the technology, media, and communications industries.

* It is not possible to invest directly in an Index.

PORTFOLIO ALLOCATION+
---------------------
As a percentage of total net assets

   Cash/Other                      3.7%
   Corporate Bonds                19.2%
   US Treasury Notes/Bonds        16.2%
   Common Stocks                  60.9%

+ Portfolio allocation subject to change due to active management.

   As we saw last year, if you were invested in a certain segment of the market, it was a profitable year. If you owned other stocks, a portfolio that reflected the broader market, it was much rockier. Given the conservative nature of the Fund, taking part in the New Economy stock mania was not an appropriate investment strategy for us. Our more diversified and value-oriented style certainly was out of sync with the narrow, momentum-driven market of 1999.

Q: How did the other major asset class, bonds, affect the Portfolio in 1999?

A: MR. FAUST: Our exposure to the bond market has been consistent, with an asset allocation of about 60% stocks and 40% bonds, which is in line with most other balanced funds. Generally speaking, bonds dramatically underperformed stocks, driven in part by a strengthening economy and action by the Federal Reserve, which raised benchmark short-term interest rates three times over the course of the year. With the outperformance of stocks to bonds this year, the bond portion of the Portfolio was a drag on overall performance.

Q: Given this background, how would you characterize the Portfolio's performance?

A: MR. FAUST: Balanced Portfolio has always been managed with an eye toward minimizing risk. As we said earlier, the major gains made by the stock market this year were made by a very narrow, highly valued group of stocks. By not investing in this particular group, we didn't capture that level of return, but neither were we exposed to the level of risk that comes with focusing on highly-valued, momentum-driven stocks.

   It's instructive to look at the long-term performance. The Fund has paid a dividend every quarter since 1940. We've had only one down year (for A shares) since 1975. This has been a steady Fund that has consistently outperformed stock and bond market indices in down years for each.

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999
MANAGEMENT DISCUSSION


Q: What kind of impact did sector weightings have on the Portfolio?

A: MR. FAUST: Clearly, an underweighting in technology had a significant effect, as nearly three-quarters of the S&P 500's returns were attributable to the technology group. Financial and healthcare stocks had a down year overall. We had reduced the Portfolio's commitment to financial stocks, which helped, but our overweightings in that area and in healthcare hurt us in 1999.

   MR. COLL: Going forward, we may selectively add to the Portfolio's technology holdings.

Q: Which of the Portfolio's stocks were strong performers?

A: MR. FAUST: Corning was a great stock to own this year, as was General
   Motors, Class H. American International Group was one of the top large-cap financial stocks this year, defying the downward trend in that group. Sepracor, a drug development company that has consistently been one of our largest holdings in recent quarters, had a rocky ride, but ultimately had a decent year.

Q: Looking ahead, what can shareholders expect from the transition in the Portfolio's management?

A: MR. FAUST: After 6 years as the portfolio manager of Balanced Fund, I am turning the reins over to Arieh. I will be concentrating on my role as Eaton Vance's head of equity investing. Arieh brings with him years of experience as an investment analyst and portfolio manager; we're very pleased to have him with us. As for specific changes, we'll let him address them.

   MR. COLL: This is a balanced fund, and will remain one, so to that extent we will not be making major changes in asset allocation or investment objective. But I may make different choices in terms of how I invest the equity portion of the Portfolio. As I indicated earlier, we may see more investment in the technology sector.

   I would summarize my investment style by stating that I invest in businesses offering growth at a reasonable price. My ideal investment candidates are companies in rapidly growing industries that offer superior products and innovative management teams able to stay one step ahead of the competition. I customize this approach to the industry I am investigating. In the case of healthcare, I seek companies with new products that augment the companies' growth rate. In the consumer sector, I am looking for global consumer franchises. In high technology I try to find the future market leaders in rapidly growing markets.

   As always at Eaton Vance, we rely on our experienced and dedicated research department to investigate the fundamentals of a company. They do so much of the groundwork in ensuring the basic soundness of our investments.

Q: What comments would you make regarding the markets in 2000?

A: MR. COLL: Investors need to temper their expectations about stock market returns in 2000. It's been a wonderful run, but because of the lofty valuations we've seen in the recent past, expectations should be scaled down. Also, it seems likely that the Federal Reserve Board will raise rates again in February, so that may put the brakes on the stock market somewhat, as well as having a negative effect on the bond market. Our investment outlook for the Portfolio remains long-term, and our balanced approach and conservative nature should offset potential market volatility in the year to come.

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999
PERFORMANCE

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   EATON VANCE BALANCED FUND CLASS A VS. THE STANDARD & POOR'S
    500 AND LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX*

             DECEMBER 31, 1989 - DECEMBER 31, 1999
   DATE       FUND/NAV       FUND/MOP     S&P 500      LGCBI
  ------      --------       -------      -------      -----
12/31/89       $10,000       $9,424      $10,000     $10,000
 1/31/90        $9,548       $8,997       $9,329      $9,863
 2/28/90        $9,696       $9,137       $9,449      $9,885
 3/31/90        $9,737       $9,175       $9,699      $9,886
 4/30/90        $9,534       $8,985       $9,458      $9,794
 5/31/90       $10,110       $9,528      $10,378     $10,079
 6/30/90       $10,124       $9,541      $10,308     $10,242
 7/31/90       $10,293       $9,700      $10,275     $10,369
 8/31/90        $9,722       $9,161       $9,347     $10,219
 9/30/90        $9,564       $9,013       $8,893     $10,304
10/31/90        $9,507       $8,959       $8,855     $10,440
11/30/90        $9,884       $9,314       $9,427     $10,667
12/31/90       $10,102       $9,519       $9,689     $10,828
 1/31/91       $10,291       $9,698      $10,110     $10,950
 2/28/91       $10,601       $9,990      $10,832     $11,044
 3/31/91       $10,719      $10,101      $11,094     $11,120
 4/30/91       $10,763      $10,143      $11,121     $11,248
 5/31/91       $10,958      $10,327      $11,599     $11,301
 6/30/91       $10,731      $10,113      $11,068     $11,288
 7/31/91       $11,095      $10,455      $11,583     $11,430
 8/31/91       $11,340      $10,687      $11,857     $11,693
 9/30/91       $11,447      $10,788      $11,658     $11,938
10/31/91       $11,662      $10,990      $11,815     $12,044
11/30/91       $11,507      $10,844      $11,340     $12,164
12/31/91       $12,251      $11,545      $12,635     $12,575
 1/31/92       $11,964      $11,275      $12,399     $12,388
 2/28/92       $12,045      $11,351      $12,560     $12,454
 3/31/92       $11,867      $11,183      $12,316     $12,386
 4/30/92       $11,997      $11,305      $12,677     $12,460
 5/31/92       $12,215      $11,511      $12,739     $12,701
 6/30/92       $12,315      $11,605      $12,550     $12,888
 7/31/92       $12,633      $11,904      $13,062     $13,217
 8/31/92       $12,683      $11,952      $12,795     $13,335
 9/30/92       $12,750      $12,015      $12,946     $13,517
10/31/92       $12,615      $11,888      $12,990     $13,311
11/30/92       $12,820      $12,081      $13,431     $13,300
12/31/92       $13,041      $12,290      $13,596     $13,528
 1/31/93       $13,077      $12,323      $13,709     $13,822
 2/28/93       $13,327      $12,559      $13,896     $14,109
 3/31/93       $13,488      $12,710      $14,189     $14,157
 4/30/93       $13,398      $12,626      $13,846     $14,266
 5/31/93       $13,443      $12,668      $14,216     $14,258
 6/30/93       $13,665      $12,878      $14,257     $14,582
 7/31/93       $13,739      $12,947      $14,200     $14,675
 8/31/93       $14,298      $13,474      $14,737     $15,012
 9/30/93       $14,466      $13,633      $14,624     $15,064
10/31/93       $14,541      $13,703      $14,927     $15,126
11/30/93       $14,173      $13,356      $14,784     $14,955
12/31/93       $14,501      $13,665      $14,963     $15,020
 1/31/94       $15,055      $14,188      $15,471     $15,246
 2/28/94       $14,676      $13,830      $15,052     $14,915
 3/31/94       $14,096      $13,284      $14,397     $14,550
 4/30/94       $14,176      $13,359      $14,581     $14,429
 5/31/94       $14,207      $13,388      $14,820     $14,403
 6/30/94       $13,898      $13,097      $14,457     $14,369
 7/31/94       $14,351      $13,524      $14,931     $14,656
 8/31/94       $14,623      $13,780      $15,542     $14,662
 9/30/94       $14,289      $13,466      $15,162     $14,440
10/31/94       $14,414      $13,583      $15,503     $14,424
11/30/94       $14,111      $13,298      $14,939     $14,398
12/31/94       $14,237      $13,417      $15,160     $14,493
 1/31/95       $14,385      $13,556      $15,553     $14,771
 2/28/95       $14,943      $14,082      $16,158     $15,114
 3/31/95       $15,304      $14,422      $16,634     $15,215
 4/30/95       $15,665      $14,762      $17,124     $15,427
 5/31/95       $16,282      $15,344      $17,807     $16,074
 6/30/95       $16,539      $15,586      $18,220     $16,202
 7/31/95       $16,904      $15,929      $18,824     $16,140
 8/31/95       $17,207      $16,215      $18,871     $16,347
 9/30/95       $17,444      $16,439      $19,667     $16,513
10/31/95       $17,466      $16,459      $19,597     $16,755
11/30/95       $17,943      $16,909      $20,456     $17,031
12/31/95       $18,464      $17,400      $20,850     $17,282
 1/31/96       $18,759      $17,677      $21,559     $17,389
 2/28/96       $18,824      $17,739      $21,759     $17,020
 3/31/96       $18,961      $17,868      $21,969     $16,878
 4/30/96       $19,098      $17,997      $22,293     $16,762
 5/31/96       $19,315      $18,201      $22,867     $16,733
 6/30/96       $19,476      $18,353      $22,954     $16,957
 7/31/96       $18,829      $17,744      $21,940     $16,996
 8/31/96       $19,233      $18,124      $22,404     $16,955
 9/30/96       $19,838      $18,695      $23,663     $17,256
10/31/96       $20,234      $19,068      $24,316     $17,659
11/30/96       $21,156      $19,936      $26,152     $17,984
12/31/96       $20,978      $19,768      $25,634     $17,783
 1/31/97       $21,859      $20,599      $27,235     $17,805
 2/28/97       $21,909      $20,646      $27,448     $17,842
 3/31/97       $21,257      $20,031      $26,323     $17,630
 4/30/97       $21,987      $20,720      $27,893     $17,888
 5/31/97       $22,951      $21,628      $29,590     $18,055
 6/30/97       $23,646      $22,283      $30,915     $18,272
 7/31/97       $25,142      $23,693      $33,373     $18,831
 8/31/97       $24,098      $22,709      $31,505     $18,619
 9/30/97       $25,066      $23,621      $33,229     $18,912
10/31/97       $24,851      $23,418      $32,121     $19,215
11/30/97       $25,228      $23,774      $33,606     $19,316
12/31/97       $25,510      $24,039      $34,183     $19,519
 1/31/98       $25,803      $24,316      $34,561     $19,794
 2/28/98       $27,133      $25,569      $37,052     $19,754
 3/31/98       $28,106      $26,486      $38,948     $19,815
 4/30/98       $28,490      $26,848      $39,340     $19,914
 5/31/98       $27,899      $26,291      $38,664     $20,128
 6/30/98       $28,195      $26,570      $40,234     $20,333
 7/31/98       $27,869      $26,263      $39,806     $20,349
 8/31/98       $25,410      $23,946      $34,057     $20,747
 9/30/98       $26,723      $25,182      $36,239     $21,340
10/31/98       $27,528      $25,941      $39,184     $21,189
11/30/98       $28,321      $26,689      $41,558     $21,316
12/31/98       $28,935      $27,267      $43,951     $21,368
 1/31/99       $29,219      $27,535      $45,788     $21,520
 2/28/99       $28,626      $26,976      $44,366     $21,008
 3/31/99       $28,662      $27,010      $46,140     $21,112
 4/30/99       $29,863      $28,141      $47,927     $21,165
 5/31/99       $29,079      $27,403      $46,797     $20,946
 6/30/99       $30,030      $28,299      $49,392     $20,881
 7/31/99       $29,262      $27,575      $47,851     $20,823
 8/31/99       $28,545      $26,899      $47,614     $20,807
 9/30/99       $28,103      $26,484      $46,310     $20,994
10/31/99       $28,692      $27,038      $49,240     $21,049
11/30/99       $28,910      $27,244      $50,241     $21,037
12/31/99       $29,355      $27,663      $53,198     $20,909


PERFORMANCE**                                         Class A   Class B    Class C
------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------------------
One Year                                                1.45%     0.74%      0.58%
Five Years                                             15.57     14.49      13.86
Ten Years                                              11.37      N.A.        N.A.
Life of Fund+                                          10.14     11.12       10.62

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
------------------------------------------------------------------------------------
One Year                                              -4.42%     -4.16%      -0.40%
Five Years                                            14.22      14.26       13.86
Ten Years                                             10.71       N.A.        N.A.
Life of Fund+                                         10.04      11.12       10.62

+  Inception Dates -- Class A: 4/01/32; Class B: 11/02/93; Class C: 11/02/93

*  Source: TowersData, Bethesda, MD.

   The chart compares the Fund's total return with those of the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. The S&P 500 is an unmanaged index of 500 common stocks commonly used as a measure of U.S. stock performance. The Lehman Brothers Corporate/Government Index is a diversified, unmanaged index of corporate and U.S. government bonds. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index and the Lehman Brothers Corporate/Government Bond Index. An investment in the Fund's Class B and Class C shares on 11/2/93 at net asset value would have grown to $19,145 and $18,620 on December 31, 1999, respectively. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in them. It is not possible to invest directly in an index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.


   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1999
Assets
------------------------------------------------------
Investment in Balanced Portfolio, at
   value
   (identified cost, $256,210,094)        $323,351,185
Receivable for Fund shares sold                 71,583
------------------------------------------------------
TOTAL ASSETS                              $323,422,768
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    882,024
Payable to affiliate for service fees           39,393
Payable to affiliate for Trustees' fees          1,213
Accrued expenses                               202,428
------------------------------------------------------
TOTAL LIABILITIES                         $  1,125,058
------------------------------------------------------
NET ASSETS                                $322,297,710
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $252,938,806
Accumulated undistributed net realized
   gain from Portfolio (computed on the
   basis of identified cost)                 1,913,238
Accumulated undistributed net
   investment income                           304,575
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                         67,141,091
------------------------------------------------------
TOTAL                                     $322,297,710
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $244,507,009
SHARES OUTSTANDING                          30,868,233
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       7.92
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $7.92)       $       8.40
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 67,206,646
SHARES OUTSTANDING                           5,013,205
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      13.41
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 10,584,055
SHARES OUTSTANDING                             820,178
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      12.90
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 1999
Investment Income
-----------------------------------------------------
Interest allocated from Portfolio         $ 8,154,087
Dividends allocated from Portfolio (net
   of foreign taxes, $123,380)              3,523,513
Expenses allocated from Portfolio          (2,320,795)
-----------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $ 9,356,805
-----------------------------------------------------

Expenses
-----------------------------------------------------
Trustees fees and expenses                $     5,392
Distribution and service fees
   Class A                                    347,873
   Class B                                    676,046
   Class C                                    113,333
Transfer and dividend disbursing agent
   fees                                       367,864
Registration fees                              44,193
Printing and postage                           43,601
Custodian fee                                  28,854
Legal and accounting services                  21,522
Amortization of organization expenses             180
Miscellaneous                                  26,817
-----------------------------------------------------
TOTAL EXPENSES                            $ 1,675,675
-----------------------------------------------------

NET INVESTMENT INCOME                     $ 7,681,130
-----------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ 2,306,741
-----------------------------------------------------
NET REALIZED GAIN                         $ 2,306,741
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(5,818,018)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(5,818,018)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(3,511,277)
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 4,169,853
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------
From operations --
   Net investment income                  $       7,681,130  $       7,937,544
   Net realized gain                              2,306,741         56,088,133
   Net change in unrealized appreciation
      (depreciation)                             (5,818,018)       (20,974,299)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $       4,169,853  $      43,051,378
------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $      (6,528,540) $      (6,508,416)
      Class B                                    (1,244,137)          (993,141)
      Class C                                      (182,168)          (137,056)
   In excess of net investment income
      Class B                                        (4,166)                --
   From net realized gain
      Class A                                    (4,538,312)       (42,983,323)
      Class B                                      (720,243)        (7,093,638)
      Class C                                      (115,910)        (1,058,761)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $     (13,333,476) $     (58,774,335)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      13,887,731  $      12,361,950
      Class B                                    13,804,115         18,222,027
      Class C                                     3,542,983          5,551,967
   Issued in reorganization of
      EV Marathon and Classic
      Investors Funds
      Class B                                            --         59,501,704
      Class C                                            --          7,307,794
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                     7,228,182         36,065,386
      Class B                                     1,759,599          7,242,661
      Class C                                       280,791          1,135,545
   Cost of shares redeemed
      Class A                                   (39,550,883)       (26,590,459)
      Class B                                   (19,645,700)       (11,838,168)
      Class C                                    (3,700,084)        (3,112,669)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $     (22,393,266) $     105,847,738
------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $     (31,556,889) $      90,124,781
------------------------------------------------------------------------------

                                          YEAR ENDED         YEAR ENDED
NET ASSETS                                DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------
At beginning of year                      $     353,854,599  $     263,729,818
------------------------------------------------------------------------------
AT END OF YEAR                            $     322,297,710  $     353,854,599
------------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $         304,575  $         340,840
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                          CLASS A
                                  ---------------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,                       YEAR ENDED JANUARY 31,
                                  -------------------------------------------------------------    ----------------------
                                   1999(5)       1998         1997         1996        1995(1)              1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $  8.140     $  8.700     $  8.090     $  8.150     $  6.840            $  7.600
-------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------------
Net investment income             $  0.195     $  0.226     $  0.208     $  0.254     $  0.254            $  0.283
Net realized and unrealized
   gain (loss)                      (0.080)       0.901        1.492        0.821        1.641              (0.623)
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $  0.115     $  1.127     $  1.700     $  1.075     $  1.895            $ (0.340)
-------------------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------------------
From net investment income        $ (0.200)    $ (0.220)    $ (0.200)    $ (0.254)    $ (0.248)           $ (0.275)
In excess of net investment
   income                               --           --           --       (0.001)          --                  --
From net realized gain              (0.135)      (1.467)      (0.890)      (0.880)      (0.337)             (0.145)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.335)    $ (1.687)    $ (1.090)    $ (1.135)    $ (0.585)           $ (0.420)
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $  7.920     $  8.140     $  8.700     $  8.090     $  8.150            $  6.840
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       1.45%       13.43%       21.60%       13.61%       28.36%              (4.45)%
-------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000's omitted)                $244,507     $270,277     $263,730     $240,217     $236,870            $200,419
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                        0.97%        0.98%        0.97%        0.93%        0.95%(4)            0.91%
   Net investment income              2.45%        2.45%        2.35%        3.03%        3.60%(4)            4.05%
Portfolio Turnover of the
   Portfolio                            33%          49%          37%          64%          47%                 28%
-------------------------------------------------------------------------------------------------------------------------

 (1)  For the eleven-month period ended December 31, 1995.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4)  Annualized.
 (5) Net investment income per share was computed using average shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                          CLASS B
                                  ------------------------
                                  YEAR ENDED DECEMBER 31,
                                  ------------------------
                                   1999(1)         1998
----------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 13.680      $ 13.680
----------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------
Net investment income              $  0.221      $  0.231
Net realized and unrealized
   gain (loss)                       (0.121)        1.451
----------------------------------------------------------
TOTAL INCOME FROM OPERATIONS       $  0.100      $  1.682
----------------------------------------------------------

Less distributions
----------------------------------------------------------
From net investment income         $ (0.234)     $ (0.215)
In excess of net investment
   income                            (0.001)           --
From net realized gain               (0.135)       (1.467)
----------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.370)     $ (1.682)
----------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 13.410      $ 13.680
----------------------------------------------------------

TOTAL RETURN(2)                        0.74%        12.59%
----------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------
Net assets, end of year
   (000's omitted)                 $ 67,207      $ 72,836
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.78%         1.81%
   Net investment income               1.64%         1.62%
Portfolio Turnover of the
   Portfolio                             33%           49%
----------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                          CLASS C
                                  ------------------------
                                  YEAR ENDED DECEMBER 31,
                                  ------------------------
                                   1999(1)         1998
----------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 13.170      $ 13.240
----------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------
Net investment income              $  0.205      $  0.216
Net realized and unrealized
   gain (loss)                       (0.130)        1.401
----------------------------------------------------------
TOTAL INCOME FROM OPERATIONS       $  0.075      $  1.617
----------------------------------------------------------

Less distributions
----------------------------------------------------------
From net investment income         $ (0.210)     $ (0.220)
From net realized gain               (0.135)       (1.467)
----------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.345)     $ (1.687)
----------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 12.900      $ 13.170
----------------------------------------------------------

TOTAL RETURN(2)                        0.58%        12.51%
----------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------
Net assets, end of year
   (000's omitted)                 $ 10,584      $ 10,742
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.84%         1.85%
   Net investment income               1.58%         1.58%
Portfolio Turnover of the
   Portfolio                             33%           49%
----------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Balanced Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Valuations of securities by the Portfolio are discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,939,199 as a long-term capital gain distribution for its taxable year ended December 31, 1999.

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, were being amortized on a straight-line basis over five years and are fully amortized at December 31, 1999.

 E Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) so allocated. Shareholders may reinvest all distributions in shares of the same class of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                   1999         1998
    ------------------------------------------------------------------
    Sales                                       1,738,700    1,343,770
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  909,455    4,456,369
    Redemptions                                (4,979,333)  (2,907,747)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                    (2,331,178)   2,892,392
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                   1999         1998
    ------------------------------------------------------------------
    Sales                                       1,018,888    1,253,930
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  130,316      535,537
    Redemptions                                (1,459,657)    (815,682)
    Issued to EV Marathon Investors
     Fund shareholders                                 --    4,349,873
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                      (310,453)   5,323,658
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS C                                   1999         1998
    ------------------------------------------------------------------
    Sales                                         271,995      399,045
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   21,655       87,300
    Redemptions                                  (289,417)    (222,406)
    Issued to EV Classic Investors
     Fund shareholders                                 --      552,006
    ------------------------------------------------------------------
    NET INCREASE                                    4,233      815,945
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $20,505 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 1999.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $539,525 and $85,000 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 1999, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 1999, the amount of Uncovered Distribution Charges EVD calculated under the Plans was approximately $1,613,000 and $1,083,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investments dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. The Trustees initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and investment dealers equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares for any fiscal year on shares of the Fund sold on or after October 12, 1999. The Class C Plan permits the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   assets attributable to Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 1999 amounted to $347,873, $136,521, and $28,333 for
   Class A, Class B, and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited circumstances. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $191,000 and $384,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended December 31, 1999.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1999, aggregated $31,424,526 and $69,271,905, respectively.

8 Transfer of Net Assets
-------------------------------------------
   On January 1, 1998, the Fund, formerly known as EV Traditional Investors Fund, received the net assets of the EV Marathon Investors Fund and EV Classic Investors Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, the Fund, at the closing, issued 4,349,873 Class B shares and 552,006 Class C shares of the Fund having an aggregate value of $59,501,704 and $7,307,794, respectively. As a result, the Fund issued one Class B share and one Class C share for each share of EV Marathon Investors Fund and EV Classic Investors Fund, respectively. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Marathon Investors Fund's and EV Classic Investors Fund's net assets as the date of the transaction were $59,501,704 and $7,307,794, respectively, including $11,654,296 and $1,851,259 of unrealized appreciation. Directly after the merger, the combined net assets of the Fund were $330,539,316 with a net asset value of $8.70, $13.68 and $13.24 for Class A, Class B and Class C shares, respectively.

9 Subsequent Event
-------------------------------------------
   Effective March 1, 2000, the Fund will invest in two investment companies, Capital Appreciation Portfolio and High Grade Income Portfolio, rather than the Balanced Portfolio. The holdings of these two Portfolios will be substantially the same as the holdings would have been if the Fund had continued to invest in Balanced Portfolio.

   Also effective March 1, 2000, Arieh Coll will be the portfolio manager of Capital Appreciation Portfolio. Mr. Coll is a Vice President of Eaton Vance and Boston Management & Research. He joined Eaton Vance in January 2000. Prior to joining Eaton Vance, Mr. Coll was employed by Fidelity Investments as a portfolio manager. Michael B. Terry will be the portfolio manager of High Grade Income Portfolio. Mr. Terry also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years, and is a Vice President of Eaton Vance and Boston Management & Research.

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE BALANCED FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2000

BALANCED PORTFOLIO AS OF DECEMBER 31, 1999

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 60.9%

                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------
Advertising and Marketing Services -- 1.6%
-----------------------------------------------------------------------
Valassis Communications, Inc.(1)              120,000      $  5,070,000
-----------------------------------------------------------------------
                                                           $  5,070,000
-----------------------------------------------------------------------
Aerospace and Defense -- 3.0%
-----------------------------------------------------------------------
General Motors Corp., Class H(1)              100,000      $  9,600,000
-----------------------------------------------------------------------
                                                           $  9,600,000
-----------------------------------------------------------------------
Auto and Parts -- 2.3%
-----------------------------------------------------------------------
General Motors Corp.                           60,000      $  4,361,250
Magna International, Inc., Class A             75,000         3,178,125
-----------------------------------------------------------------------
                                                           $  7,539,375
-----------------------------------------------------------------------
Banks - Regional -- 1.5%
-----------------------------------------------------------------------
Wells Fargo & Co.                             120,000      $  4,852,500
-----------------------------------------------------------------------
                                                           $  4,852,500
-----------------------------------------------------------------------
Banks and Money Services -- 0.5%
-----------------------------------------------------------------------
Banco Latinoamericano de Exportaciones,
Class E(2)                                     75,000      $  1,762,500
-----------------------------------------------------------------------
                                                           $  1,762,500
-----------------------------------------------------------------------
Beverages -- 2.2%
-----------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                      60,000      $  4,252,500
PepsiCo, Inc.                                  80,000         2,820,000
-----------------------------------------------------------------------
                                                           $  7,072,500
-----------------------------------------------------------------------
Broadcasting and Cable -- 1.1%
-----------------------------------------------------------------------
Young Broadcasting, Inc., Class A(1)           70,000      $  3,570,000
-----------------------------------------------------------------------
                                                           $  3,570,000
-----------------------------------------------------------------------
Communications Services -- 4.8%
-----------------------------------------------------------------------
Alltel Corp.                                   60,000      $  4,961,250
GTE Corp.                                      75,000         5,292,187
SBC Communications, Inc.                      106,459         5,189,876
-----------------------------------------------------------------------
                                                           $ 15,443,313
-----------------------------------------------------------------------
Drugs -- 7.8%
-----------------------------------------------------------------------
American Home Products Corp.                  100,000      $  3,943,750
                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------

Drugs (continued)
-----------------------------------------------------------------------
Elan Corp., PLC ADR(1)                        130,000      $  3,835,000
Pfizer, Inc.                                   63,400         2,056,537
Sepracor, Inc.(1)                             100,000         9,918,750
Warner-Lambert Co.                             65,000         5,325,937
-----------------------------------------------------------------------
                                                           $ 25,079,974
-----------------------------------------------------------------------
Electric Utilities -- 1.0%
-----------------------------------------------------------------------
The Southern Co.                              140,000      $  3,290,000
-----------------------------------------------------------------------
                                                           $  3,290,000
-----------------------------------------------------------------------
Electronics - Semiconductors -- 1.5%
-----------------------------------------------------------------------
Intel Corp.                                    60,000      $  4,938,750
-----------------------------------------------------------------------
                                                           $  4,938,750
-----------------------------------------------------------------------
Financial - Miscellaneous -- 3.9%
-----------------------------------------------------------------------
Associates First Capital Corp.                170,000      $  4,664,375
Fannie Mae                                     45,000         2,809,688
MBNA Corp.                                     80,000         2,180,000
MGIC Investment Corp.                          50,000         3,009,375
-----------------------------------------------------------------------
                                                           $ 12,663,438
-----------------------------------------------------------------------
Foods -- 1.4%
-----------------------------------------------------------------------
Unilever ADR                                   82,142      $  4,471,605
-----------------------------------------------------------------------
                                                           $  4,471,605
-----------------------------------------------------------------------
Health Services -- 1.0%
-----------------------------------------------------------------------
Health Management Associates, Inc.,
Class A(1)                                    250,000      $  3,343,750
-----------------------------------------------------------------------
                                                           $  3,343,750
-----------------------------------------------------------------------
Information Services -- 1.6%
-----------------------------------------------------------------------
Reynolds & Reynolds, Inc., Class A            225,000      $  5,062,500
-----------------------------------------------------------------------
                                                           $  5,062,500
-----------------------------------------------------------------------
Insurance -- 3.8%
-----------------------------------------------------------------------
American International Group, Inc.             52,437      $  5,669,751
Berkshire Hathaway, Inc., Class B(1)            2,100         3,843,000
Mutual Risk Management Ltd.                   162,800         2,737,075
-----------------------------------------------------------------------
                                                           $ 12,249,826
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED PORTFOLIO AS OF DECEMBER 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------
Medical Products -- 1.7%
-----------------------------------------------------------------------
Medtronic, Inc.                               149,634      $  5,452,289
-----------------------------------------------------------------------
                                                           $  5,452,289
-----------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 1.6%
-----------------------------------------------------------------------
Precision Drilling Corp.(1)                   200,000      $  5,137,500
-----------------------------------------------------------------------
                                                           $  5,137,500
-----------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 1.5%
-----------------------------------------------------------------------
Anadarko Petroleum Corp.                      140,000      $  4,777,500
-----------------------------------------------------------------------
                                                           $  4,777,500
-----------------------------------------------------------------------
Oil and Gas - Integrated -- 3.0%
-----------------------------------------------------------------------
Exxon Mobil Corp.                             120,086      $  9,674,428
-----------------------------------------------------------------------
                                                           $  9,674,428
-----------------------------------------------------------------------
Paper and Forest Products -- 1.9%
-----------------------------------------------------------------------
Longview Fibre Co.                            285,500      $  4,068,375
Plum Creek Timber Co., Inc.                    90,000         2,250,000
-----------------------------------------------------------------------
                                                           $  6,318,375
-----------------------------------------------------------------------
Publishing -- 1.1%
-----------------------------------------------------------------------
Central Newspapers, Inc., Class A              90,000      $  3,543,750
-----------------------------------------------------------------------
                                                           $  3,543,750
-----------------------------------------------------------------------
Real Estate -- 2.2%
-----------------------------------------------------------------------
Equity Residential Properties Trust           101,400      $  4,328,513
Prologis Trust                                150,000         2,887,500
-----------------------------------------------------------------------
                                                           $  7,216,013
-----------------------------------------------------------------------
Retail - Food and Drug -- 2.7%
-----------------------------------------------------------------------
CVS Corp.                                     100,000      $  3,993,750
Safeway, Inc.(1)                              130,000         4,623,125
-----------------------------------------------------------------------
                                                           $  8,616,875
-----------------------------------------------------------------------
Retail - Specialty and Apparel -- 3.3%
-----------------------------------------------------------------------
Circuit City Stores-Circuit City Group        120,000      $  5,407,500
Home Depot, Inc. (The)                         75,000         5,142,188
-----------------------------------------------------------------------
                                                           $ 10,549,688
-----------------------------------------------------------------------
                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------
Specialty Chemicals and Materials -- 2.9%
-----------------------------------------------------------------------
Corning, Inc.                                  50,000      $  6,446,875
Millipore Corp.                                80,000         3,090,000
-----------------------------------------------------------------------
                                                           $  9,536,875
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $124,481,960)                          $196,833,324
-----------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.7%

                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------
Metals - Gold -- 0.7%
-----------------------------------------------------------------------
Freeport McMoRan Copper & Gold, 5%
Series CV                                     125,000      $  2,382,812
-----------------------------------------------------------------------
                                                           $  2,382,812
-----------------------------------------------------------------------
Total Convertible Preferred Stocks
   (identified cost $2,872,500)                            $  2,382,812
-----------------------------------------------------------------------
CORPORATE BONDS -- 19.2%

                                          PRINCIPAL
                                          AMOUNT
                SECURITY                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Air Products and Chemicals, Inc.,
7.34%, 6/15/26                               $    720      $    710,942
Associates Corp., N.A., 5.96%, 5/15/37          4,280         4,275,420
Bellsouth Telecommunications, Inc.,
5.85%, 11/15/45                                 1,510         1,501,318
Commercial Credit Corp., 6.625%, 6/1/15         1,000           991,160
Commercial Credit Corp., 7.875%, 2/1/25         2,000         2,090,080
Dayton Hudson Medium Term Notes,
5.865%, 8/15/27                                 2,490         2,476,903
Grand Metropolitan Investments Corp.,
7.45%, 4/15/35                                  3,090         3,158,258
Intermediate American Development Bank,
6.95%, 8/1/26                                     220           221,476
Intermediate American Development Bank,
8.40%, 9/1/09                                   3,690         4,008,041
J.C. Penney, Inc., 7.40%, 4/1/37                3,500         3,340,505
Johnson Controls, 7.70%, 3/1/15                 3,000         3,059,550
Lowe's Cos., Inc., 7.11%, 5/15/37               5,000         4,916,600
Mead Corp. (The), 6.84%, 3/1/37                 2,000         1,910,760
Motorola, Inc., 6.50%, 9/1/25                   3,000         2,896,080
Procter and Gamble Co., 8.00%, 9/1/24           3,000         3,222,240

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED PORTFOLIO AS OF DECEMBER 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

                                          PRINCIPAL
                                          AMOUNT
                SECURITY                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Seagram (Joseph) & Sons, Inc.,
9.65%, 8/15/18                               $  1,030      $  1,176,981
State Street Bank, 7.35%, 6/15/26               2,450         2,457,546
TCI Communications, Inc.,
6.69%, 3/31/06                                  2,000         1,998,820
Tennessee Valley Power Authority,
5.88%, 4/1/36                                   3,350         3,139,051
Tennessee Valley Power Authority,
6.235%, 7/15/45                                   700           695,905
Times Mirror Co., 6.61%, 9/15/27                3,250         3,150,128
Tribune Co., 6.25%, 11/10/26                    1,000           982,900
TRW, Inc., Medium Term Notes,
9.35%, 6/4/20                                   1,395         1,531,054
Willamette Industries, 7.35%, 7/1/26            4,000         3,982,080
Xerox Corp., 5.875%, 6/15/37                    1,000           996,020
Xerox Corp., 5.90%, 5/5/37                      3,000         2,997,570
-----------------------------------------------------------------------
Total Corporate Bonds
   (identified cost, $64,586,234)                          $ 61,887,388
-----------------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 2.0%

                                          PRINCIPAL
                                          AMOUNT
                SECURITY                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
FHLMC, PAC, CMO, Series 1627-PZ,
5.60%, 8/15/17                               $  3,067      $  3,045,933
FHLMC, PAC, CMO, Series 1630-PE,
5.50%, 5/15/18                                    645           640,411
FHLMC, PAC, CMO, Series 41-F,
10.00%, 5/15/20                                   830           877,720
FNMA, PAC, CMO, Series 1990 24-E,
9.00%, 3/25/20                                    420           426,364
FNMA, PAC, CMO, Series 1992 64-H,
7.50%, 9/25/06                                  1,593         1,597,136
-----------------------------------------------------------------------
Total Mortgage Pass-Throughs
   (identified cost, $6,549,579)                           $  6,587,564
-----------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 14.2%

                                          PRINCIPAL
                                          AMOUNT
                SECURITY                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
U.S. Treasury Bond, 7.25%, 8/15/22           $  3,000      $  3,163,110
U.S. Treasury Bond, 7.50%, 11/15/16             7,500         8,024,925
U.S. Treasury Note, 5.75%, 11/30/02            18,000        17,741,160
U.S. Treasury Note, 6.125%, 9/30/00             4,000         4,001,560
U.S. Treasury Note, 6.25%, 2/15/07              3,000         2,952,660
U.S. Treasury Note, 6.625%, 4/30/02            10,000        10,078,100
-----------------------------------------------------------------------
Total U.S. Treasury Obligations
   (identified cost, $48,021,090)                          $ 45,961,515
-----------------------------------------------------------------------
COMMERCIAL PAPER -- 2.4%

                                          PRINCIPAL
                                          AMOUNT
                SECURITY                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Panasonic Finance, 5.45%, 1/5/00             $  5,000      $  4,996,972
SBC Communications, Inc., 4.70%, 1/3/00         2,744         2,743,284
-----------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $7,740,256)                         $  7,740,256
-----------------------------------------------------------------------
Total Investments -- 99.4%
   (identified cost $254,251,619)                          $321,392,859
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.6%                     $  1,958,348
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $323,351,207
-----------------------------------------------------------------------

 ADR - American Depositary Receipt

 PAC - Planned Authorization Class

 CMO - Collateralized Mortgage Obligations

 (1)  Non-income producing security.

 (2)  Foreign security.

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED PORTFOLIO AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1999
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $254,251,619)        $321,392,859
Interest and dividends receivable            1,990,602
Tax reclaim receivable                           5,289
------------------------------------------------------
TOTAL ASSETS                              $323,388,750
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable to affiliate for Trustees' fees   $      6,518
Due to bank                                      1,807
Accrued expenses                                29,218
------------------------------------------------------
TOTAL LIABILITIES                         $     37,543
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $323,351,207
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $256,209,967
Net unrealized appreciation (computed on
   the basis of identified cost)            67,141,240
------------------------------------------------------
TOTAL                                     $323,351,207
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 1999
Investment Income
-----------------------------------------------------
Interest                                  $ 8,154,087
Dividends (net of foreign taxes,
   $123,380)                                3,523,513
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $11,677,600
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $ 2,085,975
Trustees fees and expenses                     27,423
Custodian fee                                 158,339
Legal and accounting services                  43,941
Miscellaneous                                   5,117
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,320,795
-----------------------------------------------------

NET INVESTMENT INCOME                     $ 9,356,805
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ 2,306,741
-----------------------------------------------------
NET REALIZED GAIN                         $ 2,306,741
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(5,818,018)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(5,818,018)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(3,511,277)
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 5,845,528
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED PORTFOLIO AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------
From operations --
   Net investment income                  $       9,356,805  $       9,645,705
   Net realized gain                              2,306,741         56,088,137
   Net change in unrealized
      appreciation (depreciation)                (5,818,018)       (20,974,301)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $       5,845,528  $      44,759,541
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $      31,424,526  $      38,451,067
   Withdrawals                                  (69,271,905)       (57,564,792)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $     (37,847,379) $     (19,113,725)
------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $     (32,001,851) $      25,645,816
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     355,353,058  $     329,707,242
------------------------------------------------------------------------------
AT END OF YEAR                            $     323,351,207  $     355,353,058
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED PORTFOLIO AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED DECEMBER 31,                       YEAR ENDED JANUARY 31,
                                  -------------------------------------------------------------    ----------------------
                                    1999         1998         1997         1996        1995(1)              1995
-------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
-------------------------------------------------------------------------------------------------------------------------
Expenses                              0.68%        0.67%        0.69%        0.70%        0.71%(2)            0.70%
Net investment income                 2.73%        2.75%        2.62%        3.23%        3.83%(2)            4.25%
Portfolio Turnover                      33%          49%          37%          64%          47%                 28%
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
   (000'S OMITTED)                $323,351     $355,353     $329,707     $301,561     $276,375            $217,157
-------------------------------------------------------------------------------------------------------------------------

 (1)  For the eleven-month period ended December 31, 1995.
 (2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED PORTFOLIO AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Balanced Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Listed or unlisted securities for which closing sale prices are not available are valued at the mean between latest bid and asked prices. Debt securities (other than mortgage-backed "pass through" securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 E Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 1999, $1,440 credit balances were used to reduce the Portfolio's custodian fee.

 G Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the security sold.

BALANCED PORTFOLIO AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% annually) of the Portfolio's average daily net assets up to $300 million and 1/24 of 1% (0.50% annually) of average daily net assets of $300 million and more. For the year ended December 31, 1999 the fee was equivalent to 0.61% of the Portfolio's average net assets for such period and amounted to $2,085,975. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1999, no significant amounts have been deferred.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $67,861,196 and $109,103,915, respectively. Purchases and sales of U.S. Government/agency securities aggregated $44,154,537 and $30,836,386, respectively.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1999 as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $253,677,933
    ------------------------------------------------------
    Gross unrealized appreciation             $ 82,523,753
    Gross unrealized depreciation              (14,808,827)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 67,714,926
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 1999.

6 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

BALANCED PORTFOLIO AS OF DECEMBER 31, 1999

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF BALANCED PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and supplementary data present fairly, in all material respects, the financial position of Balanced Portfolio (the "Portfolio") at December 31, 1999, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2000

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 1999

INVESTMENT MANAGEMENT

EATON VANCE BALANCED FUND

Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

BALANCED PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Arieh Coll
Vice President and Portfolio Manager

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

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INVESTMENT ADVISER OF
BALANCED PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF
EATON VANCE BALANCED FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
THE EATON VANCE BUILDING
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AND DIVIDEND
DISBURSING AGENT
PFPC GLOBAL FUND SERVICES
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110


EATON VANCE  BALANCED FUND
THE EATON VANCE BUILDING
255 State Street
Boston, MA 02109


------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
------------------------------------------------------------------------

162-12/99                                           BALSRC-12/99